EXHIBIT A

DESIGNATION OF RIGHTS, PREFERENCES AND POWERS
OF SERIES A SENIOR CONVERTIBLE PREFERRED STOCK
AND SERIES B PREFERRED STOCK

The designation. powers, preferences and relative, participating, optional and other special rights with respect to the Series A Senior Convertible Preferred Stock and. the Series B Preferred Stock of The Phoenix Group Corporation., a Delaware Corporation (hereinafter referred to as the "Corporation" or the "Company"), and the qualifications, limitations and restrictions thereof are as set forth below (defined terms used herein and not otherwise defined shall have the meanings assigned to them in the Corporation's Amended and Restated Certificate of Incorporation. as amended):

1. Creation and Description of Series A Convertible Preferred Stock: Number of Shares. The series of Preferred Stock designated and known as "Series A Senior Convertible Preferred Stock" shall consist of 533,333 shares. The series of Preferred Stock designated and known as "Series B Preferred Stock" shall consist of 300,000 shares.

2. Voting:

A.  General. Each holder of Series A Senior Convertible Preferred Stock shall have the right to vote at, or to participate in, any meeting of stockholders of the Corporation and to receive any notice of such meeting. Each holder of Series A Senior Convertible Preferred Stock shall be entitled to cast one vote for every share of Common Stock issuable upon conversion of the Series A Senior Convertible Preferred Stock on all matters that are submitted to stockholders of the Corporation for stockholder vote. Except as required by law, neither the shares of Common Stock nor the Series A Senior Convertible Preferred Stock shall vote as a separate class but shall be voted together as one class on all other matters. Except as may be otherwise provided herein or by law, the holders of the Series B Preferred Stock shall have no voting rights.

B.  Board Size. So long as there are any shares of Preferred Stock outstanding, the number of directors of the Board of Directors of the Corporation shall be fixed at six (6); provided however, at such number may be changed by the written consent or affirmative vote, given in writing or by vote at a meeting, of the holders of at least a majority of the then outstanding shares of the Series A Senior Convertible Preferred Stock and Common Stock voting together as one class. From and after such time as there shall no longer be any shares of Series A Senior Convertible Preferred Stock issued and outstanding, the number of directors of the Board of Directors shall be fixed and determined by the majority vote of the Board of Directors of the Corporation.

C.  Board Size if Cumulative Dividends in Arrears. In the event that, at any time the Series A Senior Convertible Preferred Stock remains outstanding, the Cumulative Dividends (as hereinafter defined) shall be in arrears in an amount equal to two (2) full quarterly dividend payments thereon, the number of directors shall be increased by one (1) additional director, and the holders of Series A Senior Convertible Preferred Stock, in addition to any other right to vote in elections of directors provided for in this paragraph 2, voting separately as a single class, shall be entitled to elect one (1) additional member of the Board of Directors of the Corporation at the next annual meeting of stockholders of the Corporation or at a special meeting called as hereinafter provided in this paragraph 2. Thereafter, for any period that the Cumulative Dividends are in arrears in an amount equal to two (2) additional full quarterly dividend payments thereon, the holders of the Series A Senior Convertible Preferred Stock shall have the right to elect one (1) additional director, provided however, the total number of directors elected by the holders of the Series A Senior Convertible Preferred Stock shall not exceed seven (7) directors. Such voting rights of the holders of Series A Senior Convertible Preferred Stock shall not exceed seven (7) directors. Such voting rights of the holders of Series A Senior Convertible Preferred Stock shall continue until all Cumulative Dividends thereon shall have been paid in full, whereupon the respective terms of the additional directors elected by the holders of the Series A Senior Convertible Preferred Stock shall, upon receipt by all holders of Series A Senior Convertible Preferred Stock in immediately available funds representing payment in full of all Cumulative Dividends, expire and the number of directors constituting the full Board of Directors be decreased to that number at which it was prior to the operations of this paragraph.

D.  Special Meeting. At any time when the right of the holders of Series A Senior Convertible Preferred Stock to elect additional directors of the Corporation pursuant to paragraph 2C above shall have so vested, the Corporation, upon the written request of the holders of the Series A Senior Convertible Preferred Stock owning twenty percent (20%) of more of the then outstanding shares of the Series A Senior Convertible Preferred Stock, shall call a special meeting of the holders of the Series A Senior Convertible Preferred Stock for the purpose of designating the person or persons who shall serve in the position created by the default in the payments of the Cumulative Dividends. In the case of such written request, such special meeting shall be held within ten (10) days following the delivery of such request, at the time and place specified in the request. Any actions taken by the holders of the Series A Senior Convertible Premed Stock may be taken by written consent of the holders of the majority of the shares of the Series A Senior Convertible Preferred Stock then outstanding.

E.  Change in Board Size. Whenever the number of directors of the Corporation shall have been increased as provided in this paragraph 2, the number as so increased may thereafter be further increased or decreased in such manner as may be permitted by the By-laws of the Corporation and these Articles of Amendment. No such action shall impair the right of the holders of the Series A Senior Convertible Preferred Stock to elect and to be represented by up to that number of directors as provided in this paragraph 2.

3. Dividends:

A. Cumulative Dividends. Notwithstanding anything herein to the contrary, the holders of the Series A Senior Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefore, when and if declared by the Board of Directors, dividends at the rate per annum of $0.30 on each outstanding share of Series A Senior Convertible Preferred Stock (the "Cumulative Dividends"). No dividends shall be paid by the Corporation on any shares of Common Stock or Preferred Stock, other than the Series A Senior Convertible Preferred Stock. unless all then accrued Cumulative Dividends are simultaneously paid on all shares of Series A Senior Convertible Preferred Stock. Any partial payment of then accrued Cumulative Dividends to holders of Preferred Stock shall be made ratably in proportion to the full amount of accrued Cumulative Dividends to which each such holder is then entitled. Cash distributions (other than distributions on dissolution) may be declared and paid upon shares of Common Stock in any calendar quarter of the Corporation only if cash dividends have been paid or declared and set apart upon all shares of Series A Senior Convertible Preferred Stock in an amount equal to all accrued and unpaid Cumulative Dividends. Cumulative Dividends shall be cumulative and accrue ratably from and after the date of issuance of the Series A Senior Convertible Preferred Stock, for each day that shares of Series A Senior Convertible Preferred Stock are outstanding and shall be payable in quarterly installments to holders of record of the Series A Senior Convertible Preferred Stock on September 30. 1994, and following thereafter to holders of record of the Series A Senior Convertible Preferred Stock on each of' December 31. March 31, June 30 and September 30 (each of such dates being hereinafter referred to as a "Dividend Record Date"), to the extent funds are legally available therefore, to holders of record of shares of Series A Senior Convertible Preferred Stock at the close of business on the last business day immediately preceding each Dividend Payment Date. Cumulative Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative; provided however, that except as provided in paragraph 4, the Corporation shall be under no obligation to pay such Cumulative Dividends unless so declared by the Board of Directors, and provided further, that upon conversion of any shares of Series A Senior Convertible Preferred Stock in accordance with the provisions of paragraph 6 hereof, the holder of such shares of Series A Senior Convertible Preferred Stock shall not be entitled to receive the Cumulative Dividends which have accrued to the date of such conversion (unless otherwise entitled thereto pursuant to the provisions hereof), and shall cease to have any right to Cumulative Dividends hereunder.

B. Distributions Other than Cash. At any time prior to July 1. 1996 that Cumulative Dividends are paid to the holder of Series A Senior Convertible Preferred Stock, pursuant to the terms of this paragraph 3, the Corporation shall have the right to declare in that calendar quarter a Cumulative Dividend payable in cash (as provided in subparagraph 3A hereof) or payable in Common Stock. The value of any payment of such Cumulative Dividend in Common Stock shall be the market value of the Common Stock based upon the average of the closing bid prices of the Common Stock as reported by NASDAQ for the twenty (20) trading days prior to issuance. which, if the shares are restricted as to transfer shall be reduced for lack of marketability by an amount agreed upon by the Corporation and the majority of the holders of the Series A Senior Convertible Preferred Stock, or if no such market exists as reasonably determined by the Board of Directors of the Corporation as of the Dividend Record Date.

C. Other Dividends. The holders of the Series B Preferred Stock shall not be entitled to receive any dividends on the shares of the Series B Preferred Stock. Subject to the rights of the holders of the Series A Senior Convertible Preferred Stock, the holders of the Common Stock shall be entitled to dividends when, as and if declared by the Board of Directors of the Corporation.

4. Liquidation:

A. Senior Liquidation Payment. Upon any liquidation. dissolution or winding up of the Corporation, whether voluntary or involuntary (herein referred to as a "Liquidation"), the holders of the shares of the Series A Senior Convertible Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from the Corporation's capital, surplus. or earnings, before any distribution or payment is made upon the Series B Preferred Stock (such series, together with any and all other Preferred Stock hereafter designated issued, being referred to collectively herein as "Non-Senior Preferred Stock") or upon the Common Stock to a liquidation distribution in an amount equal to the greater of (i) $3.75 per share, plus, n amount equal to all Cumulative Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon computed to the date payment thereof is made available. or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 immediately prior to such Liquidation (such amount payable with respect to one share of Series A Senior Convertible Preferred Stock being sometimes referred to as the "Senior Liquidation Payment" and with respect to all shares of Series A Senior Convertible Preferred Stock being sometimes referred to as the "Senior Liquidation Payments"). If' upon such Liquidation the assets to be distributed among the holders of the Series A Senior Convertible Preferred Stock shall be insufficient to permit payment to the holders of the Series A Senior Convertible Preferred Stock of the full amounts of their Senior Liquidation Payments as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed among the holders of the Series A Senior Convertible Preferred Stock ratably among all holders in proportion to the full amount of their respective Senior Liquidation Payments.

B.  Non-Senior Liquidation payments. Upon any Liquidation, after the holders of the Series A Senior Convertible Preferred Stock shall have been paid in full the Senior Liquidation Payments, and before the holders of Common Stock shall be paid any amounts. the holders of the shares of Non-Senior Convertible Preferred Stock shall be entitled to be paid an amount equal to $1.00 per share of Series B Preferred Stock then outstanding (the Non-Senior Liquidation Payments").

C.  Distribution of Remaining Assets. Upon any such Liquidation, after the holders of Preferred Stock shall have been paid in full the Senior Liquidation Payments and the Non-Senior Liquidation Payments to which they shall be entitled as aforesaid, the holders of Common Stock shall be entitled to be paid an amount equal to the remaining net assets of the Corporation, which shall be distributed ratably in proportion to the number of shares held among the holders of Common Stock.

D.  Notice. Written notice of such Liquidation stating a payment date, the amount of Liquidation Payments. and the place where said Liquidation Payments shall be payable. shall be given by mail, postage prepaid. facsimile, or by telex not less that twenty (20) days prior to the payment date stated therein, to the holders of record of Preferred Stock such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merges of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity, or affiliate thereof, and sale or transfer by the Corporation of' all or substantially all its assets, shall be deemed to be a liquidation, within the meaning of the provisions of this paragraph 4.

5. Restrictions:

A. Series A Senior Convertible Preferred Stock. At any time when shares of Series A Senior Convertible Preferred Stock arc outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation. without the approval of the holders of at least a majority of the then outstanding shares of Series A Senior Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series. the Corporation will not:

(i) Create or authorize the creation of any additional class or series of shares of stock, unless the same ranks junior to the Series A Senior Convertible Preferred Stock as to the distribution of assets on Liquidation, or increase the authorized amount of the Preferred Stock or increase the authorized amount of any other class or series of shares of stock unless the same ranks junior to the Series A Senior Convertible Preferred Stock as to the distribution of assets on Liquidation, or create or authorize any obligation or security convertible into shares of Preferred Stock, or into shares of any other class or series of stock unless the same ranks junior to the Series A Senior Convertible Preferred Stock as to the distribution of assets on Liquidation, whether any such creation. authorization or increase shall be by means of amendment to the Certificate of incorporation or by merger, consolidation or otherwise;

(ii) Except as set forth herein, purchase or set aside any sums for the purchase of or pay any dividend or make any distribution on. any shares of stock other than the Series A Senior Convertible Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of shares of Common Stock from the former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by any such former employee to the Corporation for such shares; or

(iii) Redeem or otherwise acquire any shares of Preferred Stock or any other class or series of shares except pursuant to a purchase offer made pro rata to all holders of the shares of the Series A Senior Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of such Series A Senior Convertible Preferred Stock then held by each such holder.

6. Conversions: The holder of shares of Series A Senior Convertible Preferred Stock shall have the following conversion tights:

A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series A Senior Convertible Preferred Stock shall have the right, at its option at any time following the first anniversary of the date of issuance of the Series A Senior Convertible Preferred Stock, to convert all such shares of Series A Senior Convertible Preferred Stock (except that upon any Liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the Liquidation Payment distributable on the Series A Senior Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained with respect to shares of Series A Senior Convertible Preferred Stock by (A) multiplying the number of shares of Series A Senior Convertible Preferred Stock by $3.75 and (B) dividing the product thereof by the Conversion Price as hereinafter defined. As used in the foregoing sentence. the Conversion Price shall be the Conversion Price as last adjusted in accordance with the terms of this paragraph 6 and in effect at the date any share or shares of Series A Senior Convertible Preferred Stock are surrendered for conversion (such price. or such price as last adjusted, being referred to as the "Conversion Price"). As of the date of the filing of this Amendment, the Conversion Price shall be S3 75, which Conversion Price shall be subject to adjustment in accordance with this paragraph 6. Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of his of her Series A Senior Convertible Preferred Stock into Common Stack and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of Series A Senior Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued.

B.  Issuance of Certificates: Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series A Senior Convertible Preferred Stock to be converted, the Corporation shall issue and deliver or cause to be issued and delivered to the holder, registered in such name or names as such holder may direct a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share o shares of Series A Senior Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation. and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Senior Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

C. Fractional Shares; Dividends: Partial Conversion. No fractional shares shall be issued upon conversion of Series A Senior Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of' each conversion. the Corporation shall pay in cash an amount equal to all dividends, excluding Cumulative Dividends, accrued and unpaid on the shares of' Series A Senior Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Series A Senior Convertible Preferred stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of the appropriate series of Series A Senior Convertible Preferred Stock represented by the certificate or Certificates surrendered which are not to be converted. if any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series A Senior

Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

D. Adjustment of Price Unit Issuance of Common Stock. Except as provided in subparagraph 6E and 6P, if and whenever the Corporation shall issue or sell, or is. in accordance with subparagraphs 6D(1) through 6D(7). deemed to have issued or sold. any shares of Common Stock for consideration per share (i) less than 33,75 (such amount being subject to equitable adjustment for reorganizations, stock splits, stock dividends and the like) and (a) less than the Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Conversion Price shall be reduced to a price determined by dividing (x) an amount equal to the sum of (i} 32,000,000 plus (ii) the aggregate consideration, if any. received by the Corporation for all Common Stock issued on or after the date hereof (the "Purchase Date"); by (y) an amount equal to the sum of (i) 533.333 plus (ii) the number of shares of Common Stock issued since the Purchase Date.

For purposes of this subparagraph 6D, the following subparagraphs 6D(i) to 6D(vii) shall also be applicable:

(i) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the tight to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercises of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any. payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding; provided however, that the terms of this paragraph shall not apply if the Corporation is the party to a merger, consolidation or share exchange. Except as otherwise provided in subparagraph 6D(iii), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption or otherwise) or sell any Convertible Securities. whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the Issue or sale of such Convertible Securities, plus the minimum aggregate amount additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(iii), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon any exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale, provided, however, that the terms of this paragraph shall not apply if the Corporation is the Party to a merger. consolidation or share exchange.

(iii) Change in Option Price of Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(i), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(i) or 6D(ii), or the rate at which Convertible Securities referred to in subparagraph 6D(i) or 6D(ii) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding providing for such changed purchase price, additional consideration or conversion rate, as the case may be. at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities referred to in subparagraphs 6D(i), 6D(ii) or 6D(iii). the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price, which would have been in effect at the time of such expiration, or termination had such Option or Convertible Securities. to the extent outstanding immediately prior to such expiration or termination. never been issued.

(iv) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any capital stock of the Corporation payable in Common Stock (except for dividends or distributions of Common Stock issued to the holder of the Corporation's issued and outstanding Common Stock), Options or Convertible Securities. any Common Stock. Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

(v) Consideration for Stock. In case any shares of Common Stock Options or Convertible Securities shall be issued or sold for cash, the consideration received therefore shall be deemed to be the amount received by the Corporation therefore. without deduction there from of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. in case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash. the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as reasonably determined in good faith by the Board of Directors of the Corporation. without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation. together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto. such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

(vi) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock. Options or Convertible Securities or (it) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(vii) Treasury Shares. The disposition of any shares of Common Stock owned or held by or for the account of the Corporation shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

(viii) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, merger, dissolution, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation. but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Senior Convertible Preferred Stock against impairment.

(ix) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price for any shares of Series A Senior Convertible Preferred Stock, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the tams hereof and prepare and furnish to each holder of Series, A Senior Convertible Preferred Stock effected thereby a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Senior Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property, which at the time would be received upon the conversion of such holders, shall of Series A Senior Convertible Preferred Stock.

E. Certain Issues of Common Stock Excepted. Anything herein to the  contrary notwithstanding the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance of (i) up to 533,333 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F or 6G (a "Recapitalization”) of Common Stock issued upon conversion of any of the Series A Senior Convertible Preferred Stock, or (ii) up to 2,000,000 shares of Common Stock to be issued contemporaneously with the issuance of the Series A Senior Convertible Preferred Stock or (iii) up to 500.000 shares (as adjusted for a Recapitalization of Common Stock) to employees of the Corporation pursuant to stock options or stock purchase plans approved by the Board of Directors of the Corporation, or (iv) any shares issuable pursuant to options, warrants. or convertible securities, which are outstanding as of the date of filing hereof or are described in the Private Placement Term Sheet of the Company dated July 14. 1994.

F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionally reduced, conversely. in case the outstanding shares of Common Stock shell be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

G.  Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock. then, as a condition of such reorganization or reclassification. lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Senior Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such shares or shares of Series A Senior Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in arty such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

H. Notice of Adjustment. Upon any adjustment of the Conversion Price of any shares of Series A Senior Convertible Preferred Stock, the Corporation shall give written notice thereof by first class mail, postage prepaid, facsimile or by telex. addressed to each holder of shares of such Series A Senior Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation., which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

I. Other Notices. In case at any time:

(i) the Corporation shall declare-any dividend upon its Common Stock or Non-Senior Preferred Stock payable in cash or stock or make any other distribution to the holders of its Common Stock or Non-Senior Preferred Stock;

(ii) the Corporation shall offer for subscription pro rata to the holders of its Common Stock or Non-Senior Preferred Stock any additional shares of stock of any class or the rights to acquire any shares of stock of any class:

(iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into. or a sale of all or substantially all its assets to, another entity or entities;

(iv) there shall be voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or

(v) the Corporation shall be in default under any of its material contracts, agreements, commitments or instruments;

then, in any one or more of said cases, the Corporation shall give. by first class mail. postage prepaid, or by telex. addressed to each holder of any shares of Series A Senior Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend. distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger. sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification. consolidation, merger. sale, dissolution, liquidation or winding up. at least 20 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify. in the case of any such dividend. distribution or subscription rights. the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization. reclassification, consolidation, merger. sale. dissolution. liquidation or winding up, as the case may be.

J. Stock to be Reserved. The Corporation will at all times reserve and keep available out of Its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Senior Convertible Preferred Stock as herein provided. such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Senior Convertible Preferred Stock. The Corporation covenants that all shares of

Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of' Common Stock may be so issued without violation of the applicable law or regulation, or of any requirement of any national securities exchange epee which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Common Stock if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series A Senior Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation but shall promptly use its best efforts to cause its Certificate of Incorporation to be so amended to permit such issuance.

K. No issuance of Series A Senior Convertible Preferred Stock. Shares of Series A Senior Convertible Preferred Stock, which are converted into shares of Common Stock as provided herein, shall be canceled at the time of such conversion and shall not thereafter be reissued by the Corporation.

L. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series A Senior Convertible Preferred Stock shall be made without charge to-the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of Series A Senior Convertible Preferred Stock which is being converted.
M. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series A Senior Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of' any shares of Series A Senior Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series A Senior Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

N. Definition of Common Stock. As used herein the term "Common Stock". shall mean and include the Corporation's authorized Common Stock par value 5.001 per share, as constituted on the date of filing of these terms of the Series A Senior Convertible Preferred Stock and Series B Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation: provided that the shares of Common Stock receivable upon conversion of shares of Series A Senior Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of the reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

O.  Mandatory Conversion. If at any time the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate price paid for such shares by the public shall be at least 520,000,000 and (ii) the price paid by the public for such shares of Common Stock shall be at least $8.00 per share (adjusted for any Recapitalization). then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of the Preferred Stock shall automatically convert to shares of common Stock.

P. Right of First Refusal and Mandatory Conversion to New Series of Preferred Stock.

(i) The Corporation shall, prior to any issuance by the Corporation of any of its securities (other than debt securities with no equity feature), offer to each holder of the Series A Senior Convertible Preferred Stock, by written notice the right for a period of ten (10) days, to purchase all of such securities for cash at an amount equal to the price or other consideration for which such securities are to be issued; provided however, that the first refusal rights of the holder of such Preferred Stock pursuant to this paragraph 6P shall not apply to securities issued (A) upon conversion of any of the Series A Senior Convertible Preferred Stock, (B) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (C) pursuant to warrants, options and convertible securities which are outstanding as of the date of filing this Certificate of Designation or ate otherwise described in subparagraph 6E (iv) above. (D) solely in consideration for the acquisition (whether by merger or otherwise) by the Corporation or any of its subsidiaries of all or substantially all of the stock or assets of any other entity, (E) pursuant to a firm commitment underwritten public offering, (F) pursuant to the exercise of options to purchase Common Stock granted to employees of the Corporation, not to exceed in the aggregate [1,500.000] shares (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Common Stock) less the number of shares (as so adjusted) issued pursuant to options outstanding as of the date of filing of this Certificate of Designation stating the terms of the Preferred Stock (the shames exempted by this clause (E) being hereinafter referred to as the "Reserved Employee Shares") and (G) upon the exercise of any right which was not itself in violation of the terms of this paragraph 6P. The Corporation's written notice to the holders of the Series A Senior Convertible Preferred Stock shall describe the securities proposed to be issued by the Corporation and specify the number, price arid payment terms. Each holder of the Series A Senior Convertible Preferred Stock may accept the Corporation's offer as to the full number of securities offered to it or any lesser number, by written notice thereof given by it to the Corporation prior to the expiration of the aforesaid thirty (30) day period, in which event the Corporation shell promptly sell and such holder of such Series A Senior Convertible Preferred stock shall buy, upon the terms specified, the number of securities agreed to be purchased by such holder. Notwithstanding the foregoing, if the holders of the Series A Senior Convertible preferred Stock, agree, in the aggregate, to purchase more than the full number of securities offered by the Corporation. then each holder of such Series A Senior Convertible Preferred Stock accepting the Corporation's offer shall first be allocated the lesser of (i) the number of securities which such holder agreed to purchase and (ii) the number of securities as is equal to the full number of securities offered by the Corporation multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock held by such holder as of the date of the Corporation's notice of offer (treating such holder, for the purpose of such calculation. as the holder of the number of shares of Common Stock which would be issuable to such holder upon conversion, exercise or exchange of all securities (including but not limited to the Series A Senior Convertible Preferred Stock) held by such holder on the date such offer is made, that are convertible, exercisable or exchangeable into or for (whether directly or indirectly) shares of Common Stock and the denominator of which shall be the aggregate number of shares of outstanding Common Stock (calculated on an as-converted basis) (a "Pro Rata Share"), and the balance of the securities (if any) offered by the Corporation shall be allocated among the holders accepting the Corporation's offer in proportion to their relative equity ownership interests in the Corporation (calculated as aforesaid), provided that no holder shall be allocated more than the number of securities which such holder agreed to purchase and provided further that in cases covered by this sentence all holders shall be allocated among them the full number of securities offered by the Corporation. With respect to each future issuance of securities which is subject to the first refusal rights of this paragraph 6P and to which the provisions of paragraph 61) hereof would apply, each holder of the Series A Senior Convertible Preferred Stock that fails to purchase its Pro Rata Share of such securities pursuant to this paragraph 6P (with respect to the particular issuance of securities then subject to the first refusal rights of this paragraph 6P) shall not be entitled to the anti-dilution adjustment provisions set forth in subparagraph 6D hereof with respect to such dilutive issuance, and all of such nonparticipating holder's shares shall automatically be converted into an equal number of shares of Series B Preferred Stock, concurrently with the issuance of the subject securities. The grant of the right to acquire shares of the Series A Senior Convertible Preferred Stock and the issuance of such shares, shall be treated as an issuance of securities which is subject to the first refusal rights of this paragraph 6P and to which the provisions of paragraph 6D hereof would apply and shell be subject to the provisions of the foregoing sentence.

(ii) the Corporation shall be free at any time prior to ninety (90) days after the date of its notice of offer to the holders of the Series A Senior Convertible Preferred Stock, to offer and sell to any third party or parties the number of such securities not agreed by such holders to be purchased by them, at a price and on payment terms no less favorable to the Corporation than those specified in such notice of offer to such holders. However, if such third party sale or sales are not consummated within such ninety (90) day period, the Corporation shall not sell such securities as shall not have been purchased within such period without again complying with this paragraph 6P.

7. Pre-emptive Rights: Except as provided in paragraph 6 hereof, the holders of Series A Senior Convertible Preferred Stock shall not be entitled as of right to subscribe for any additional securities of the Corporation.

9.  Redemption Provision: Except as otherwise expressly provided or required by law. neither the Series A Senior convertible Preferred Stock nor the Series B Preferred Stock may be redeemed.

10.  Amendments: No provision of these teams of the Series A Senior Convertible Preferred Stock and Series B Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Senior Convertible Preferred Stock, voting separately as a single series.